Exhibit 99.2

INDEPENDENCE WATER GROUP

COMBINED FINANCIAL STATEMENTS

December 31, 2003

INDEPENDENCE WATER GROUP

FINANCIAL STATEMENTS

TABLE OF CONTENTS

PAGE (S)
BASIC FINANCIAL STATEMENTS

Independent Auditor’s Report	1

Combined Balance Sheet as of December 31, 2003	2

Combined Statement of Income and Retained Earnings For the Year Ended December 31, 2003	3-4

Combined Statement of Cash Flows for the Year Ended December 31, 2003	5

Notes to the Financial Statements	6-9

i

INDEPENDENT AUDITOR’S REPORT

To the Owners and Management of

Independence Water Group

We have audited the accompanying combined balance sheet of Independence Water Group as of December 31, 2003 and the related combined statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the combined financial position of Independence Water Group as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

David S. Hall, P.C.

Dallas, Texas

June 15, 2005

INDEPENDENCE WATER GROUP

Combined Balance Sheet

December 31, 2003

ASSETS
Current Assets
Cash and Cash Equivalents	$245
Inventory	124,105

Total Current Assets	124,350

Fixed Assets
Machinery & Equipment	686,691
Vehicles	27,000
Office Equipment	10,087
Land	1,789,988
Less: Accumulated Depreciation	(191,431)

Total Fixed Assets	2,322,335

Other Assets
Capitalized Loan Costs	9,812
Less: Accumulated Amortization	(41)

Total Other Assets	9,771

TOTAL ASSETS	$2,456,456

LIABILITIES AND EQUITY
Current Liabilities
Cash Overdrafts	$9,721
Accounts Payable	227,341
Accrued Liabilities	11,854
Current Maturities of Notes Payable	65,656

Total Current Liabilities	314,572

Long Term Liabilities
Notes Payable	2,545,000
Less Current Maturities of Notes Payable	(65,656)
Notes Payable-Shareholders & Members	1,029,103

Total Long Term Liabilities	3,508,447

Equity
Common Stock ($1 par value, 1000 shs authorized and outstanding)	1,000
Contributed Capital	1,000
Retained Earnings (Deficit)	(1,368,563)

Total Equity (Deficit)	(1,366,563)

TOTAL LIABILITIES AND EQUITY	$2,456,456

The accompanying notes are an integral part of these financial statements.

INDEPENDENCE WATER GROUP

Combined Statement of Income and Retained Earnings

For the Year Ended December 31, 2003

REVENUES
Sales (Less Discounts of $406)	$48,591

COST OF SALES
Materials & Supplies	64,882
Shipping Costs	26,251

Total Cost of Sales	91,133

GROSS PROFIT (LOSS)	(42,542)

OPERATING EXPENSES
Auto & Truck Expense	6,027
Amortization Expense	41
Bank Charges	4,456
Contract Labor	2,685
Depreciation	103,883
Equipment Rentals	4,961
Freight	8,099
Insurance	33,540
Interest Expense	171,029
Legal & Professional Fees	9,652
Licenses & Permits	1,948
Payroll Costs	126,811
Rent	18,800
Repairs and Maintenance	15,575
Supplies	19,939
Taxes	7,646
Utilities	10,104

TOTAL OPERATING EXPENSES	545,196

NET OPERATING INCOME (LOSS)	(587,738)

The accompanying notes are an integral part of these financial statements.

INDEPENDENCE WATER GROUP

Combined Statement of Income & Retained Earnings (Continued)

For the Year Ended December 31, 2003

NET OPERATING INCOME (LOSS)	(587,738)
OTHER INCOME (EXPENSE)
Gain (Loss) on Sale of Assets	4,353

TOTAL OTHER INCOME (EXPENSE)	4,353

NET (LOSS) BEFORE INCOME TAXES	(583,385)
Provision for Income Taxes (Expense) Benefit	0

NET (LOSS)	$(583,385)

Beginning Retained Earnings (Deficit)	(785,178)

ENDING RETAINED EARNINGS (DEFICIT)	$(1,368,563)

The accompanying notes are an integral part of these financial statements.

INDEPENDENCE WATER GROUP

Combined Statement of Cash Flows

For the Year Ended December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(583,385)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	103,883
Amortization	41
(Gain) on Disposition of Assets	(4,353)
Decrease in Inventory	50,152
Decrease in Deposits	25,271
(Increase) in Loan Financing Costs	(9,812)
(Decrease) in Accounts Payable	(18,182)
Increase in Accrued Liabilities	10,585

Net Cash (Used) by Operating Activities	(425,800)

CASH FLOWS FROM INVESTING ACTIVITIES
Disposition of Fixed Assets	27,070

Net Cash Provided by Investing Activities	27,070

CASH FLOWS FROM FINANCING ACTIVITIES
Note Additions	2,545,000
Note Payments	(2,537,152)
Note Additions-Members	414,605
Note Payments-Members	(29,800)

Net Cash Provided by Financing Activities	392,653

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,077)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	6,322

CASH AND CASH EQUIVALENTS AT END OF YEAR	$245

SUPPLEMENTAL DISCLOSURES

Cash Paid During the Year for Interest Expense	$123,817

The accompanying notes are an integral part of these financial statements.

INDEPENDENCE WATER GROUP

Notes to the Combined Financial Statements

December 31, 2003

NOTE 1 – NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Company:

Independence Water Group (Company) is a management and holding company for property related to its primary operation as a bottler of spring water, located in the Appalachian mountain range of Virginia. The Company was formed in January, 2002 to purchase, hold and operate the property of the Grayson Springs Mountain facility and is located in Virginia.

Significant Accounting Policies:

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. It is also necessary for management to determine, measure and allocate resources and obligations within the financial process according to those principles. Below is a summary of certain significant accounting policies selected by management.

Basis of Presentation:

The Company prepares its financial statements on the accrual basis of accounting.

The financials statements combine the two entities which are under common control:

Independence Water Group, LLC

Grayson Springs Mountain Water, Inc.

All significant intercompany transactions have been eliminated.

Cash and Cash Equivalents:

All highly liquid investments with original maturities of three months or less are stated at cost which approximates market value.

Inventory:

The Company maintains inventory of bottled water and uses the FIFO (First-in, First-out method). This method records cost of sales at the oldest pricing first. Additionally, inventory is stated at the lower of cost or market.

INDEPENDENCE WATER GROUP

Notes to the Combined Financial Statements

December 31, 2003

NOTE 1 – (CONTINUED)

Other Assets:

Loan fees are capitalized and amortized over 20 years on a straight-line basis.

Fixed Assets:

Equipment is stated at cost and depreciated over the estimated useful lives, ranging from five to seven years using the straight-line depreciation method. Repairs and maintenance are charged to expense as incurred. Depreciation expense for the year was $103,883.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 – EQUITY

The financial statements have been combined from the two entities, Independence Water Company, LLC and Grayson Springs Mountain Water, Inc. Therefore, the equity of the balance sheet includes the equity of the two combined entities. Grayson Springs is a corporation and is authorized to issue 1,000 common shares at a par value of $1 per share. These shares have full voting rights. At December 31, 2003, there were 1,000 shares outstanding. Independence Water Company, LLC is a limited liability company. Its equity interest is made up of members’ contributions and is classified as contributed capital on the balance sheet.

NOTE 3 – INCOME TAXES

Independence Water Company, LLC is a Limited Liability Company, and therefore, all income taxes accrue to the individual partners. Grayson Springs Mountain Water, Inc. is a C corporation but has a negligible loss and no carryforward benefits, therefore no provision for income taxes or benefits have been made.

INDEPENDENCE WATER GROUP

Notes to the Combined Financial Statements

December 31, 2003

NOTE 4 – COMMITMENTS AND CONTINGENCIES

The Company has no leases or other commitments required to be disclosed.

Rent expense was $18,800 for the year ended December 31, 2003.

NOTE 5 – NOTES PAYABLE

Long-Term Debt at December 31, 2003 consisted of the following:

Note Payable to Grayson National Bank, Payable in monthly installments of $19,013, Bearing interest at 6.5%, due January 2004 through December 2023, collateralized by real estate and equipment	$2,545,000
Less Current Maturities	(65,656)

$2,479,344

Notes payable to members, payable on Demand, bearing interest at prime rate Upon collection, uncollateralized	$1,029,103

Totals	$3,508,447

Future maturities of long-term debt for the years ending December 31 are as follows:

2004	$69,842
2005	74,299
2006	79,047
2007	84,102
2008 and After	3,266,813

Totals	$3,574,103

INDEPENDENCE WATER GROUP

Notes to the Combined Financial Statements

December 31, 2003

NOTE 6 – AFFILIATED ENTITIES

The financial statements combine the operations of Independence Water Group, LLC (IWG) and Grayson Springs Mountain Water, Inc (Grayson). The members of IWG own the shares of Grayson in the same proportion as their Independence member interests.

The following transactions have occurred between the two Companies:

Management Fees paid by IWG to Grayson	$337,500
Fixed Assets Transferred from Grayson to IWG (no gain or loss)	171,499
Note Payment of Grayson paid off by IWG	267,182
Note Payment of Grayson paid off by IWG	404,701

These transactions have been eliminated in the financial statements.

NOTE 7 – EMPLOYEE BENEFIT PLANS

The Company had no employee benefit plans as of December 31, 2003.